July 29, 2014

DREYFUS PENNSYLVANIA FUND

 a series of DREYFUS STATE MUNICIPAL BOND FUNDS

Supplement to Summary Prospectus dated November 1, 2013
and Statutory Prospectus dated September 1, 2013 As Revised November 1, 2013

The following supersedes and replaces the information contained in the Fund’s summary prospectus under the section entitled "Portfolio Management" and information in the Fund's statutory prospectus under the section entitled "Dreyfus Pennsylvania Fund – Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  The fund's primary portfolio manager is Daniel Rabasco, a position he has held since February 2012.  Mr. Rabasco is the Chief Investment Officer for tax-sensitive fixed-income at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Mr. Rabasco also is an employee of Dreyfus.

The following supersedes and replaces the information contained in the Fund's statutory prospectus under the section entitled "Fund Details – Management":

The Dreyfus Pennsylvania Fund's primary portfolio manager is Daniel Rabasco, a position he has held since February 2012.  Mr. Rabasco is the Chief Investment Officer for tax-sensitive fixed-income at Standish, where he has been employed since 1998.  Mr. Rabasco also has been employed by Dreyfus since February 2012.

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